SECURITIES AND EXCHANGE COMMISSION

                         Washington, D. C. 20549


                                FORM 8-K


                             CURRENT REPORT



       Pursuant to Section 13 or 15(d) of the Securities Exchange

                               Act of 1934




    Date of Report    June 9, 2010        Commission File Number 1-3647
                  --------------------                          --------
       (Date of earliest event reported)



                             J.W. Mays, Inc.
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)


                      New York                         11-1059070
           ----------------------------           --------------------
           (State or other jurisdiction           (I.R.S. Employer
                 of incorporation)                 Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
        ----------------------------------------       ----------
        (Address of principal executive offices)       (Zip Code)


    (Registrant's telephone number, including area code) 718-624-7400
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                                                 This Report Contains 4 Pages.
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
Item 2.02   Results of Operations and Financial Condition.

J. W. Mays, Inc. issued a press release on June 9, 2010, reporting its financial results for the three and nine months ended April 30, 2010. The press release reported revenues for the three and nine month periods ended April 30, 2010, and net income for the three and nine month periods ended April 30, 2010, and provided a comparison for revenues and net income to the three and nine month periods ended April 30, 2009.

A copy of the press release is attached to this Form 8-K as Exhibit 99(i).

                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         J. W. MAYS, INC.
                                                    ---------------------------
                                                           (Registrant)



Dated:     June 10, 2010                             By:  Mark Greenblatt
        --------------------                        ---------------------------
                                                    Mark Greenblatt
                                                    Vice President
                                                    Principal Financial Officer

Press Release
                                                                  Exhibit 99(i)

                               J. W. MAYS, INC.
                            REPORTS ON OPERATIONS
              FOR THE THREE AND NINE MONTHS ENDED APRIL 30, 2010



   J. W. Mays, Inc. today reported its financial results for the three and nine months ended April 30, 2010.

   Revenues from Continuing Operations for the three months ended April 30, 2010 were $3,763,617 compared to revenues of $3,504,866, in the comparable 2009 three month period, while revenues from Continuing Operations for the current nine months were $11,141,691 compared to revenues of $10,815,636 in the comparable 2009 nine months.

   Net income from Continuing Operations for the three months ended April 30, 2010, was $61,454, or $.03 per share, compared to net income of $317,669, or $.16 per share, in the comparable 2009 three month period.

   Net income from Continuing Operations for the nine months ended April 30, 2010, was $500,791, or $.25 per share, compared to net income of $598,579, or $.30 per share, in the comparable 2009 nine month period.

   Net loss from discontinued operations for the three months ended April 30, 2010, was ($15,026), or ($.01) per share, compared to net income of $25,982, or $.01 per share, in the comparable 2009 three month period.

   Net loss from discontinued operations for the nine months ended April 30, 2010 was ($37,260), or ($.02) per share, compared to net income of $66,006, or $.03 per share, in the comparable 2009 nine month period.

   Net income for the three months ended April 30, 2010, was $46,428, or $.02 per share, compared to net income of $343,651, or $.17 per share, in the comparable 2009 three month period.

   Net income for the nine months ended April 30, 2010 was $463,531, or $.23 per share, compared to net income of $664,585, or $.33 per share, in the comparable 2009 nine month period.



                                   *  *  *

Dated:   June 10, 2010

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